Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this registration statement of ACNielsen Corporation on Form S-8 and in the related Prospectus of our reports dated February 1, 1999 and June 2, 1999, included in ACNielsen Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and Amended Annual Report on Form 10-K/A, respectively.


                                                       /s/ Arthur Andersen LLP
                                                       -----------------------
                                                           Arthur Andersen LLP

Stamford, Connecticut
February 25, 2000